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                                                                   EXHIBIT 10.31



                                PLEDGE AGREEMENT

               THIS PLEDGE AGREEMENT ("Agreement") is made as of the 18th day of December, 2001, by and between Ronald Bension ("Pledgor') and Tickets.com, Inc., a Delaware corporation ("Pledgee").


                                 R E C I T A L S

               A. Under that certain Secured Full Recourse Promissory Note ("Note") dated as of even date herewith by Pledgor in favor of Pledgee, Pledgee has agreed to loan to Pledgor the principal amount of Two Hundred Seventy-Eight Thousand Nine Hundred Seventy-Seven Dollars and Fifty Cents ($278,977.50).

               B. Pledgor is the owner of 100,000 shares of stock of Borrower (the "Shares").

               C. In order to secure Pledgor's obligations under the Note, Pledgor and Pledgee desire that Pledgor pledge the Shares to Pledgee.


                                    AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing premises, and the covenants and agreements contained herein, the parties hereto agree as follows:

               Section 1. Pledge. Pledgor hereby pledges to Pledgee, and grants to Pledgee a security interest in, all of his right, title and interest in and to the Shares and the certificate(s) representing the Shares (collectively, the "Pledged Collateral").

               Section 2. Security for Obligations. The Pledged Collateral shall secure (i) the payment of all principal, interest and other sums now or hereafter due and payable to Pledgee pursuant to the terms and conditions of the Note and (ii) the performance of all covenants, agreements and other obligations of Pledgor under the Note (collectively, the "Obligations").

               Section 3. Delivery of Pledged Shares. All certificates and instruments representing or evidencing the Shares shall be delivered to Pledgee concurrently with the execution hereof, and shall be held by Pledgee pursuant hereto. Said certificates and instruments shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Pledgee.

               Section 4. Representations and Warranties. Pledgor hereby represents and warrants to Pledgee as follows:

                      (a) This Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.


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                      (b) Except as provided herein, the Pledged Collateral is
not subject to any lien, mortgage, pledge or security interest.

               Section 5. Further Assurances. Pledgor agrees that, at any time and from time to time, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that Pledgee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

               Section 6. Transfers and Other Liens; Additional Shares.

                      (a) Pledgor agrees that it will neither (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, nor (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest granted under this Agreement.

                      (b) If any stock dividend, stock split, reclassification, readjustment, reorganization or similar changes are declared or made in the capital structure of the Company, all new, substituted and/or additional shares or other securities issued to Pledgor by reason thereof (including, without limitation, securities of other issuers received in exchange for the Shares pursuant to any merger, consolidation or other reorganization) shall be immediately pledged to Pledgee as additional Pledged Collateral hereunder and Pledgor shall, immediately upon acquisition (directly or indirectly) thereof, deliver to Pledgee the certificates, instruments and assignments relating to such additional Pledged Collateral in accordance with Section 3 hereof.

               Section 7. Pledgee Appointed Attorney-in-Fact. With respect to this Pledge Agreement only, Pledgor hereby irrevocably constitutes and appoints Pledgee, with full power of substitution, as its true and lawful attorney, in its name, place and stead, from time to time and in Pledgee's discretion, to take any and all action and to execute any and all instruments which Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, any and all actions relating to the sale of the Shares to satisfy amounts due and payable to Pledgee pursuant to the terms of the Note.

               Section 8. Events of Default; Remedies upon Default.

                      (a) Any default under the Note shall constitute an Event of Default under this Agreement.

                      (b) If any Event of Default shall have occurred hereunder, Pledgee shall thereupon and thereafter be entitled to exercise with respect to the Pledged Collateral, in addition to all other rights and remedies provided for herein, under the Note or otherwise available to Pledgee, all of the rights and remedies of a secured party upon a default under the California Uniform Commercial Code.

               Section 9. Expenses. Pledgor shall, upon demand, pay to Pledgee the amount of any and all reasonable expenses, including, without limitation, reasonable fees and expenses


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of Pledgee's counsel and any experts and agents, which Pledgee may incur in connection with (i) the exercise or enforcement of any of the rights or remedies hereunder, or (ii) the failure by Pledgor to perform or observe any of the provisions of the Note.

               Section 10. Indemnity. Pledgor promises and agrees to hold harmless and indemnify Pledgee from and against any and all losses, liabilities, damages, expenses, costs and reasonable attorneys' fees incurred by Pledgee in or by exercising any right, power or remedy of Pledgee pursuant to this Agreement or defending, protecting, enforcing, or prosecuting the security interest created hereby. Payment of any such loss, liability or expense so incurred shall become part of the Obligations secured hereby.

               Section 11. Voting and Dividend Rights. Pledgor shall retain the right to vote the Shares and receive any dividends or distributions thereon until the Shares are realized upon as provided in this Agreement.

               Section 12. Miscellaneous.

                      (a) Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations, and understandings of the parties.

                      (b) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                      (c) Amendments, Waiver and Consents. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                      (d) Continuing Security Interest; Release of Pledged Collateral. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until all of the Obligations have been satisfied (the "Expiration Date"); (ii) be binding upon Pledgor and his successors and assigns; and (iii) inure to the benefit of Pledgee and his successors, transferees and assigns. Upon the Expiration Date, this Agreement shall terminate and all right, title and interest in and to the Pledged Collateral shall be revested in Pledgor, and Pledgee shall execute and deliver all documents and instruments reasonably necessary to accomplish such revesting.

                      (e) Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) and decisions of the State of California.

                      (f) Recovery of Litigation Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement or the Note, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and disbursements and all

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of the costs and expenses incurred in that action or proceeding in addition to any and all other relief to which it may be entitled.

                      (g) Severability. If any provision of this Agreement is found to be invalid by any court of competent jurisdiction, the invalidity of such provision shall not affect the validity of the remaining provisions hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.



                                        "PLEDGOR"



                                        /s/  Ronald Bension
                                        ----------------------------------------
                                        Ronald Bension

                                        "PLEDGEE"

                                        TICKETS.COM, INC.,
                                        a Delaware corporation


                                        By:  /s/ Eric P. Bauer
                                             -----------------------------------
                                             Eric P. Bauer
                                             Chief Financial Officer











                         Exhibit 10.41 - Pledge Agreement
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                                   STOCK POWER


               For value received, the undersigned hereby sells, assigns and transfers unto Tickets.com, Inc., a Delaware corporation ("Pledgee"), One Hundred Thousand (100,000) shares of common stock of Pledgee, represented by Certificate(s) No. _________, and does hereby irrevocably constitute and appoint Pledgee, with full power of substitution, in its name and stead, from time to time and in Pledgee's discretion, to transfer said shares on the books of Pledgee.

               Dated:  December 18, 2001.



                                        /s/ Ronald Bension
                                        ----------------------------------------
                                        Ronald Bension